Exhibit 99.1
This Statement on Form 4 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.
Name of Designated Filer: OCM Crimson Holdings, LLC
Date of Event Requiring Statement: December 16, 2009
Issuer Name and Ticker or Trading Symbol: CXPO

OCM GW HOLDINGS, LLC
By:	OCM Principal Opportunities Fund III, L.P.
Its: Managing Member

By:	OCM Principal Opportunities Fund III GP, L.P.
Its: General Partner

By:	Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Stephen A Kaplan
	Name:	Stephan A. Kaplan
	Title:	Authorized Signatory

By:	/s/ Matthew Wilson
	Name:	Matthew Wilson
	Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.
By:	OCM Principal Opportunities Fund III GP, L.P.
Its: General Partner

By:	Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Stephen A. Kaplan
	Name:	Stephen A. Kaplan
	Title:	Authorized Signatory

By:	/s/ Matthew Wilson
	Name:	Matthew Wilson
	Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND III GP, L.P.
By:	Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Stephen A. Kaplan
	Name:	Stephen A. Kaplan
	Title:	Authorized Signatory

By:	/s/ Matthew Wilson
	Name:	Matthew Wilson
	Title:	Authorized Signatory

OAKTREE FUND GP I, L.P.
By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Authorized Signatory

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.
By:	OCM Holdings I, LLC
Its: General Partner

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Vice President and Assistant Secretary

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Vice President and Assistant Secretary

OCM HOLDINGS I, LLC
By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Vice President and Assistant Secretary

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Vice President and Assistant Secretary

OAKTREE HOLDINGS, LLC
By:	Oaktree Capital Group, LLC
Its: Managing Member

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Vice President and Assistant Secretary

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP, LLC
By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Vice President and Assistant Secretary

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP HOLDINGS, L.P.
By:	Oaktree Capital Group Holdings GP, LLC
Its: General Partner

By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC
By:	/s/ Richard Ting
	Name:	Richard Ting
	Title:	Managing Director and Associate General Counsel

By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Title:	Senior Vice President

OCM CRIMSON HOLDINGS, LLC
By:	OCM Principal Opportunities Fund IV, L.P.
Its: Managing Member

By:	OCM Principal Opportunities Fund IV GP, L.P.
Its: General Partner

By:	OCM Principal Opportunities Fund IV GP Ltd.
Its: General Partner

By:	Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Stephen A Kaplan
	Name:	Stephan A. Kaplan
	Title:	Principal

By:	/s/ Matthew Wilson
	Name:	Matthew Wilson
	Title:	Senior Vice President

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.
By:	OCM Principal Opportunities Fund IV GP, L.P.
Its: General Partner

By:	OCM Principal Opportunities Fund IV GP Ltd.
Its: General Partner

By:	Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Stephen A Kaplan
	Name:	Stephan A. Kaplan
	Title:	Principal

By:	/s/ Matthew Wilson
	Name:	Matthew Wilson
	Title:	Senior Vice President

OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.
By:	OCM Principal Opportunities Fund IV GP Ltd.
Its: General Partner

By:	Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Stephen A Kaplan
	Name:	Stephan A. Kaplan
	Title:	Principal

By:	/s/ Matthew Wilson
	Name:	Matthew Wilson
	Title:	Senior Vice President

OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.
By:	Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Stephen A Kaplan
	Name:	Stephan A. Kaplan
	Title:	Principal

By:	/s/ Matthew Wilson
	Name:	Matthew Wilson
	Title:	Senior Vice President